Virtus Emerging Markets Opportunities Fund,

a series of Virtus Insight Trust

Supplement dated December 28, 2012 to the Prospectus and

Statement of Additional Information dated May 1, 2012,

as supplemented

IMPORTANT NOTICE TO INVESTORS

The following subsection is hereby added under the heading ‘How to Buy Shares’ in the fund’s Prospectus and Statement of Additional Information.

Important Information about the Virtus Emerging Markets Opportunities Fund

Effective on February 1, 2013, the Virtus Emerging Markets Opportunities Fund will no longer be available for purchase by new investors. The fund will continue to be available for purchase by existing investors; however, the fund reserves the right to refuse any order that may disrupt the efficient management of the fund. Only the following investors may make purchases in the fund after the closing date:

•

Current shareholders of the fund, whether they hold their shares directly or through a financial intermediary, may continue to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gains. Financial intermediaries may continue to purchase shares on behalf of existing shareholders only.

•	Exchanges into the fund may only be made by shareholders with an existing account in the fund.
•	An investor who has previously entered into a letter of intent with the distributor prior to the closing date may fulfill the obligation.
•

Trustees of the fund, trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus, its affiliates and Vontobel Asset Management, and their family members, may continue to open new accounts.

•	New and additional investments may be made through discretionary platform models within mutual fund advisory (WRAP) programs and other fee based programs.
•

The fund will also remain open to Defined Contribution retirement plans and will continue to accept payroll contributions and other types of purchase transactions into the fund from both existing and new participants and existing and new plans. Examples of Defined Contribution plans include 401(k), 403(b), and 457 plans.

The fund and the Distributor reserve the right to modify these policies at anytime, including on a case-by-case basis.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VIT 8003/CloseEMOF (11/2012)